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EXHIBIT 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation of our report dated March 22, 2010, included in this Form 10-K, into Granite City Food & Brewery Ltd.'s previously filed Registration Statement File Nos. 333-40552, 333-87270, 333-99877, 333-104861, 333-114619, 333-120434, 333-123553, 333-129770, 333-132741, 333-142618, 333-149615, 333-158114 and 333-164065.

/s/ Schechter, Dokken, Kanter, Andrews & Selcer Ltd.

March 22, 2010
Minneapolis, Minnesota

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  EXHIBIT 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM